Sextant Core Fund

Investor Shares: SCORX

March 31, 2023

SUMMARY PROSPECTUS

Before you invest, you may want to review Sextant Core Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareowners, online at www.saturna.com/prospectus. You can also get this information at no cost by calling 1-800-728-8762 or by sending an email request to info@saturna.com. The Fund's prospectus and statement of additional information, both dated March 31, 2023, are incorporated by reference into this Summary Prospectus.

Sextant Core Fund

SCORX

Investment Objective

Long-term appreciation and capital preservation.

Fees and Expenses

This section describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareowner Fees

None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees¹	0.50%
Other Expenses	0.32%
Total Annual Fund Operating Expenses	0.82%

¹ Effective March 31, 2023, the management fee paid to Saturna Capital Corporation, the Fund's adviser, for providing services to the Fund is 0.50% of average daily net assets of the Fund. Prior to this date, the management fee consisted of a base fee at an annual rate of 0.50% of the Fund's average net assets and a positive or negative performance adjustment of up to an annual rate of 0.20% (applied to the average assets at the end of each month), resulting in a total minimum fee of 0.30% and a total maximum fee of 0.70%. The average monthly management fee for the year ended November 30, 2022 was 0.58% (annual rate).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$84	$262	$455	$1,014

Portfolio Turnover

The Fund may have transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10.23% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in a mix of equity and debt securities. It normally invests 40% of its assets in equity securities of US companies, 20% in foreign equity securities, and 40% in investment-grade fixed-income securities (those rated BBB or higher, including government and convertible bonds) including money market instruments and cash. When selecting equities, the Fund follows a value investing approach and principally invests in income-producing securities of companies in mature markets with market capitalizations greater than $5 billion. When selecting fixed-income securities, the Fund may utilize a blend of US government securities, US-dollar issues of foreign governments, and investment grade corporate debt securities, as well as money market instruments. The Fund seeks to maintain a dollar weighted average effective maturity for its fixed-income portfolio of 5-10 years, with the aim of managing portfolio volatility and liquidity.

Principal Risks of Investing

Market risk: The value of the Fund's shares rises and falls as the market value of the securities in which the Fund invests goes up and down. Consider investing in the Fund only if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities markets as well as the fortunes of the industries and companies in which the Fund invests.

Equity securities risk: Equity securities may experience significant volatility in response to economic or market conditions or adverse events that affect a particular industry, sector, or company. Larger companies may have slower rates of growth as compared to smaller, faster-growing companies, and at times may be out of favor with investors. Smaller companies may have more limited financial resources, products, or services, and tend to be more sensitive to changing economic or market conditions.

Interest rate risk: Changes in interest rates impact prices of fixed-income and related investments. When interest rates rise, the value of fixed-income investments (paying a lower rate of interest) generally will fall. Investments with shorter terms may have less interest rate risk, but generally have lower returns and, because of the more frequent maturity dates, may involve higher re-investment costs.

Credit risk: Corporate and sovereign issuers of the notes and certificates in which the Fund invests may not be able or willing to make payments when due, which may lead to default or restructuring of the investment. In addition, if the market perceives deterioration in the creditworthiness of an issuer, the value and liquidity of the issuer's securities may decline.

Sextant Core Fund

SCORX

Foreign investing risk: The Fund may invest in securities that are not traded in the United States when market conditions or investment opportunities arise that, in the judgment of the adviser, warrant such investment. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation, or confiscation of assets; and (6) differing reporting, accounting, and auditing standards of foreign countries.

Liquidity risk: Liquidity risk exists when particular investments are difficult to sell and may be more difficult to value. If the Fund is forced to sell these investments during unfavorable conditions to meet redemptions or for other cash needs, the Fund may lose money on its investments. As a result, the Fund may be unable to achieve its objective.

Large transaction risk: A significant percentage of the Fund's shares may be owned or controlled by the adviser and its affiliates or other large shareholders. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Fund's net asset value and performance.

Performance

Annual Total Return

The following bar chart presents the calendar year total returns of the Fund before taxes. The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund's past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available at www.sextantfunds.com.

Best Quarter	Q2 2020	11.65%
Worst Quarter	Q1 2020	-11.94%

Average Annual Total Returns

The table below presents the average annual returns for the Fund and provides an indication of the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5, and 10 years and for the Life of the Fund compare to those of a broad-based market index.

Periods ended December 31, 2022
	1 Year	5 Years	10 Years	Life of FundA
Return before taxes	-10.38%	4.88%	5.48%	4.64%
Return after taxes on distributions	-10.88%	4.24%	4.84%	4.08%
Return after taxes on distributions and sale of Fund shares	-6.13%	4.12%	4.62%	3.85%
Dow Jones Moderate US Portfolio Index (reflects no deduction for fees, expenses, or taxes)	-14.97%	3.25%	5.65%	5.03%

A Sextant Core Fund began operations March 30, 2007.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In loss periods, the average after-tax total return may be higher than the average annual total return because of an assumed deduction of losses from other income.

Sextant Core Fund

SCORX

Investment Adviser

Saturna Capital Corporation is the Fund's investment adviser.

Portfolio Managers

Mr. Levi Stewart Zurbrugg MBA, CPA®, CFA®, and Mr. Bryce R. Fegley MS, CIPM®, CFA®, both portfolio managers and senior investment analysts of Saturna Capital Corporation, are the persons jointly and primarily responsible for the day-to-day management of the Fund. Mr. Zurbrugg is responsible for the equity portion of the portfolio, which he has managed since 2023. Mr. Fegley is responsible for the bond portion of the portfolio, which he has managed since 2020.

Purchase and Sale of Fund Shares

You may open an account and purchase shares by sending a completed application, a photocopy of a government-issued identity document, and a check made payable to the Sextant Core Fund.

The minimum initial investment is $1,000 (for tax-sheltered accounts, there is no minimum).

Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares on any business day by several methods:

Written request

Write:   Sextant Mutual Funds
            Box N
            Bellingham, WA 98227-0596

Or Fax: 360-734-0755

Telephone request

Call: 800-728-8762 or 360-734-9900

Online

Visit: www.sextantfunds.com

Tax Information

Any distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income, or capital gains.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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